CLASS I   CLASS S

ANCORA DIVIDEND VALUE EQUITY FUND                ADEIX     ADESX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.ancorafunds.com. You can also get this information at no cost by calling 1.866.626.2672 or by sending an e-mail request to compliance@ancora.net.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds. Instead, the reports will be made available on www.ancora.net, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically by calling the Funds at 1.866.626.2672, making a request to such effect and following the instructions provided.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Funds at 1.866.626.2672. Your election to receive reports in paper will apply to all funds held with Ancora Trust.

4/30/2021

SUMMARY PROSPECTUS

ANCORA DIVIDEND VALUE EQUITY FUND

(Class I and Class S Shares)

Investment Objective

The investment objective of Ancora Dividend Value Equity Fund (the “Fund”) is to provide growth of income and long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class S(3)
Management Fees	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.58%	0.58%
Class I Class S
Shareholder Service Fees 0.01% 0.00%
Remainder of Other Expenses 0.57% 0.58%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.35%	1.35%

Fee Waiver	(0.33%)	(0.58%)
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.02%	0.77%

(1)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(2)

The Total Annual Fund Operating Expenses do not take into account the fee waiver arrangement between the Advisor and the Trust.  Such parties have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.00% for Class I shares and 0.75% for Class S shares.  These fee waivers are expected to continue indefinitely but shall remain in effect until at least May 1, 2022 (subject to termination prior to such date only by a vote of the Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee.  No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation.  See Fund Details – Investment Advisor for details on this fee waiver agreement.

(3)

Other Expenses and Acquired Fund Fees and Expenses for Class S Shares are based on estimated amounts.  Class S Shares were not offered prior to the date of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Dividend Value Equity Fund	1 Year	3 Years	5 Years	10 Years
Class I Shares	$104	$325	$563	$1,248
Class S Shares	$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During 2020, the Fund’s portfolio turnover rate was 10% of the average value of its whole portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the assets of the Fund will be invested in dividend paying equity securities with attractive dividend growth potential that are selling at discounted valuations at the time of purchase. Equity securities consist of common stock, preferred stock and securities convertible into common or preferred stock. The Fund will invest predominantly in equity securities of large companies.

In deciding which securities to buy and sell, the Advisor utilizes in-depth, proprietary bottoms-up company research, seeking to identify high quality dividend paying companies with strong competitive positions in their key markets. The Advisor will target companies trading at an attractive dividend yield, sustainable cash flow streams and the ability to grow their dividend consistently. The strategy utilizes various research and screening tools to identify potential catalysts to unlock value and gain an attractive return relative to our intrinsic valuation while maintaining a margin of safety. The Fund will seek to be diversified across industry sectors as well as issuers. The Advisor may select companies not domiciled in the U.S. by investing in ADRs limited to 25% of the Fund.

Principal Risks

Volatility: The value of the securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities markets and valuations. Consequently, the Fund’s share price may decline and you could lose money.

Large Companies: Larger, more established companies tend to operate in mature markets, which are often very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

ADR Risk: Because the Fund may invest in American Depositary Receipts (ADRs) whether in the United States or in local foreign markets, the Fund’s share price may be more affected by geopolitical or foreign economic conditions, accounting or auditing standards than otherwise.

Sector Risk: The Fund may allocate more assets to certain industry sectors than others, which may cause it to be more susceptible to any developments which may affect those sectors with heavier weightings.

Value Investing Risk: Value investing attempts to identity companies selling at a discount to their intrinsic value. Value investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value investing may fall out of favor and underperform growth or other style investing during given periods.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, defaults and other significant economic impacts. Certain markets have experienced temporary closures, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities. Other infectious illness outbreaks in the future may result in similar impacts.

Annual Total Return

The bar chart and table give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance with respect to the Fund is available at www.ancora.net.

Total Returns as of December 31 for Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended June 30, 2020) and the lowest return for a quarter was –23.10% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2020)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class I Shares.  After tax returns for Class S Shares will vary from those for Class I Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	Life of Fund*
Class I Shares
Return Before Taxes	8.95%	13.39%
Return After Taxes on Distributions	8.32%	12.78%
Return After Taxes on Distributions and Sale of Fund Shares	5.25%	10.00%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	2.80%	7.61%

*  From May 7, 2019 (inception of operations).

Performance information for Class S shares is not shown because Class S shares were not offered prior to the date of this prospectus.  Class S would have substantially similar returns to those shown above because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Advisor

Ancora Advisors LLC (the “Advisor”) is the investment advisor of this Fund.

Portfolio Managers

The portfolio managers for this Fund are Sonia Mintun, David Sowerby and Tom Kennedy. They have managed the Fund since its inception on April 30, 2019.

Purchase and Sale of Fund Shares

Minimum Initial Investment

Class I:

$5,000

Class S:

$1,500,000*

Minimum Additional Investment

All Classes:

$1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading.  Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution.  For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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